                UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
                                   STATEMENTS

     The following unaudited pro forma condensed financial data including the notes thereto are qualified in their entirety by reference to, and should be read in conjunction with, the supplemental consolidated financial statements of Avant! included elsewhere in this report and the historical financial statements of FrontLine not included herein. The supplemental (Avant!) and historical (FrontLine) financial statement data as of September 30, 1996 and for the nine-month periods ended September 30, 1995 and 1996 are unaudited, and have been prepared on the same basis as the supplemental and historical financial information derived from the audited financial statements, and in the opinion of management, contain all adjustments, consisting of normal recurring accruals, necessary for the fair presentation of the results of operations for such periods. The supplemental financial statement data of Avant! gives retroactive recognition to the acquisition of Anagram, Inc. and Meta-Software, Inc., each of which have been accounted for as poolings of interests. The unaudited pro forma condensed combined balance sheet data combine Avant! and FrontLine balance sheets as of September 30, 1996, giving effect to the merger as if it had occurred on September 30, 1996. The unaudited pro forma condensed combined statements of income combine Avant! and FrontLine results of operations for the nine months ended September 30, 1995 and 1996 and each of the three years ended December 31, 1995, giving effect to the merger as if it had occurred on January 1, 1993. The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial condition that would have occurred had the merger been consummated at the beginning of the periods presented, nor is it necessarily indicative of future operating results or financial condition.

                              AVANT! AND FRONTLINE

              UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
                               SEPTEMBER 30, 1996
                                 (IN THOUSANDS)

                                                                                      FRONT         PRO FORMA      PRO FORMA
                                                                       AVANT!         LINE          ADJUSTMENTS    COMBINED
                                                                     ---------        -------       -----------    ---------
               ASSETS
Current assets:
   Cash and cash equivalents . . . . . . . . . . . . . . . . . . .     $14,017         $1,054       $               $15,071
   Short-term investments. . . . . . . . . . . . . . . . . . . . .      89,471             --                        89,471
   Accounts receivable, net. . . . . . . . . . . . . . . . . . . .      16,859          1,742                        18,601
   Deferred income taxes . . . . . . . . . . . . . . . . . . . . .       3,893             --                         3,893
   Prepaid income taxes. . . . . . . . . . . . . . . . . . . . . .       3,481             --                         3,481
   Other . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       7,459             81                         7,540
                                                                     ---------        -------       -----------    ---------
     Total current assets. . . . . . . . . . . . . . . . . . . . .     135,180          2,877                       138,057
Equipment, furniture and fixtures, net . . . . . . . . . . . . . .       9,087            270                         9,337
Capitalized software, net. . . . . . . . . . . . . . . . . . . . .          80             --                            80
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         201              8                           209
Deferred income taxes (5). . . . . . . . . . . . . . . . . . . . .       1,200             --            410          1,610
                                                                     ---------        -------       -----------    ---------
     Total assets. . . . . . . . . . . . . . . . . . . . . . . . .    $145,748         $3,155           $410       $149,313
                                                                     ---------        -------       -----------    ---------
                                                                     ---------        -------       -----------    ---------
     LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
   Current portion of capital lease obligations. . . . . . . . . .         $78            $--              $            $78
   Accounts payable. . . . . . . . . . . . . . . . . . . . . . . .       1,304            149                         1,453
   Accrued compensation. . . . . . . . . . . . . . . . . . . . . .       2,730            410                         3,140
   Accrued merger transaction costs (4). . . . . . . . . . . . . .          --             --          6,700          6,700
   Accrued income taxes. . . . . . . . . . . . . . . . . . . . . .          --            250                           250
   Other accrued liabilities . . . . . . . . . . . . . . . . . . .       6,734            843                         7,577
   Current portion technology acquisition payable. . . . . . . . .         614             --                           614
   Deferred revenue. . . . . . . . . . . . . . . . . . . . . . . .      11,096            574                        11,670
                                                                     ---------        -------       -----------    ---------
     Total current liabilities . . . . . . . . . . . . . . . . . .      22,556          2,226          6,700         31,482
Capital lease obligations, less current portion. . . . . . . . . .           3             --                             3
Deferred rent. . . . . . . . . . . . . . . . . . . . . . . . . . .          81             --                            81
Deferred income taxes. . . . . . . . . . . . . . . . . . . . . . .          --             --                            --
Other. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         243                                          243
Long-term portion technology acquisition payable . . . . . . . . .         903             --                           903
                                                                     ---------        -------       -----------    ---------
     Total liabilities . . . . . . . . . . . . . . . . . . . . . .      23,786          2,226          6,700         32,712
Stockholders' equity:
   Common stock (6). . . . . . . . . . . . . . . . . . . . . . . .          23          1,891          (1887)            27
   Additional paid-in capital (6). . . . . . . . . . . . . . . . .     103,198            735          1,887        105,820
   Deferred stock compensation . . . . . . . . . . . . . . . . . .      (1,707)          (612)        (2,319)
   Net unrealized gain (loss) on short-term investments. . . . . .         (74)                                         (74)
   Retained earnings . . . . . . . . . . . . . . . . . . . . . . .      20,522         (1,085)        (6,290)        13,147
                                                                     ---------        -------       -----------    ---------
     Total stockholders' equity. . . . . . . . . . . . . . . . . .     121,962            929         (6,290)       116,601
                                                                     ---------        -------       -----------    ---------
     Total liabilities and stockholders' equity. . . . . . . . . .    $145,748         $3,155           $410       $149,313
                                                                     ---------        -------       -----------    ---------
                                                                     ---------        -------       -----------    ---------

   See accompanying notes to unaudited pro forma condensed combined financial statements.

                              AVANT! AND FRONTLINE

              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF
                                     INCOME

                          YEAR ENDED DECEMBER 31, 1993
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                   PRO              PRO
                                                                       FRONT      FORMA            FORMA
                                                     AVANT!            LINE      ADJUSTMENT       COMBINED
                                                     -------           -----    ------------      --------
Revenue:
  Software . . . . . . . . . . . . . . . . . .       $18,171            $67                       $18,238
  Services and other . . . . . . . . . . . . .         4,314              8                         4,322
                                                     -------          -----                      --------
    Total revenue. . . . . . . . . . . . . . .        22,485             75                        22,560
                                                     -------          -----                      --------
Costs and expenses:
  Costs of software. . . . . . . . . . . . . .         1,361              3                         1,364
  Costs of services and other. . . . . . . . .         1,904             --                         1,904
  Selling and marketing. . . . . . . . . . . .         7,966             99                         8,065
  Research and development . . . . . . . . . .         6,488            491                         6,979
  General and administrative . . . . . . . . .         2,983             34                         3,017
                                                     -------          -----                      --------
    Total operating expenses . . . . . . . . .        20,702            627                        21,329
                                                     -------          -----                      --------
    Income (loss) from operations. . . . . . .         1,783           (552)                        1,231
Other income, net. . . . . . . . . . . . . . .           149              2                           151
                                                     -------          -----    ------------      --------
    Income (loss) before income taxes. . . . .         1,932           (550)                        1,382
Provision (benefit) for income taxes(5). . . .          (801)           ---            (190)         (991)
                                                     -------          -----    ------------      --------
    Net income (loss). . . . . . . . . . . . .        $2,733          $(550)          $(190)       $2,373
                                                     -------          -----    ------------      --------
                                                     -------          -----    ------------      --------
Net income (loss) per share. . . . . . . . . .         $0.20       $  (0.36)                        $0.17
                                                     -------          -----    ------------      --------
                                                     -------          -----    ------------      --------
Weighted average shares outstanding. . . . . .        13,562          1,549                        14,101
                                                     -------          -----                      --------
                                                     -------          -----                      --------

   See accompanying notes to unaudited pro forma condensed combined financial statements.

                              AVANT! AND FRONTLINE

              UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF
                                      INCOME

                          YEAR ENDED DECEMBER 31, 1994
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)

                                                                                  PRO           PRO
                                                                      FRONT      FORMA         FORMA
                                                        AVANT!         LINE    ADJUSTMENTS    COMBINED
                                                       -------        ------   -----------    --------
Revenue:
  Software . . . . . . . . . . . . . . . . . . .       $30,478          $451                    $30,929
  Services and other . . . . . . . . . . . . . .         8,373            42                      8,415
                                                       -------        ------   ----------      --------
    Total revenue. . . . . . . . . . . . . . . .        38,851           493                     39,344
                                                       -------        ------   ----------      --------
Costs and expenses:
  Costs of software. . . . . . . . . . . . . . .         1,024            98                      1,122
  Costs of services and other. . . . . . . . . .         2,940            --                      2,940
  Acquisition of technology. . . . . . . . . . .         1,600            --                      1,600
  Selling and marketing. . . . . . . . . . . . .        14,215           261                     14,476
  Research and development . . . . . . . . . . .         9,007           721                      9,728
  General and administrative . . . . . . . . . .         4,069            61                      4,130
                                                       -------        ------   ----------      --------
    Total operating expenses . . . . . . . . . .        32,855         1,141                     33,996
                                                       -------        ------   ----------      --------
    Income (loss) from operations. . . . . . . .         5,996          (648)                     5,348
Other income, net. . . . . . . . . . . . . . . .           834             2                        836
                                                       -------        ------   ----------      --------
    Income (loss) before income taxes. . . . . .         6,830          (646)                     6,184
Provision (benefit) for income taxes(5). . . . .         2,417            --         (220)        2,197
                                                       -------        ------   ----------      --------
    Net income (loss). . . . . . . . . . . . . .        $4,413         $(646)        (220)       $3,987
                                                       -------        ------   ----------      --------
                                                       -------        -----    ----------      --------
Net income per share . . . . . . . . . . . . . .       $  0.23      $  (0.17)                   $  0.19
                                                       -------        ------   ----------      --------
                                                       -------        ------   ----------      --------
Weighted average shares outstanding. . . . . . .        19,134         3,825                     20,465
                                                       -------        ------   -----------     --------
                                                       -------        ------   -----------     --------


   See accompanying notes to unaudited pro forma condensed combined financial statements.

                              AVANT! AND FRONTLINE

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                          YEAR ENDED DECEMBER 31, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                                                       PRO
                                                                      FORMA
                                           AVANT!   FRONT LINE       COMBINED
                                         ---------  ----------       ---------
Revenue:
   Software............................    $53,089      $2,075         $55,164
   Services and other..................     13,704          --          13,704
                                         ---------  ----------       ---------
      Total revenue....................     66,793       2,075          68,868
                                         ---------  ----------       ---------
Costs and expenses:
   Costs of software...................      1,319         210           1,529
   Costs of services and other.........      4,845          --           4,845
   Acquisition of technology...........      2,693          --           2,693
   Selling and marketing...............     21,906         835          22,741
   Research and development............     14,224       1,094          15,318
   General and administrative..........      6,301          61           6,362
   Merger expense......................      3,590          --           3,590
                                         ---------  ----------       ---------
      Total operating expenses.........     54,878       2,200          57,078
                                         ---------  ----------       ---------
      Income (loss) from operations....     11,915        (125)         11,790
Other income, net......................      2,761          26           2,787
                                         ---------  ----------       ---------
      Income (loss) before income taxes     14,676         (99)         14,577
Provision (benefit) for income taxes(5)      6,264          --           6,264
                                         ---------  ----------       ---------
      Net income (loss)................     $8,412        $(99)         $8,313
                                         ---------  ----------       ---------
                                         ---------  ----------       ---------
Net income per share...................   $   0.38   $   (0.02)       $   0.34
                                         ---------  ----------       ---------
                                         ---------  ----------       ---------
Weighted average shares outstanding....     22,329       5,290          24,170
                                         ---------  ----------       ---------
                                         ---------  ----------       ---------

   See accompanying notes to unaudited pro forma condensed combined financial statements.

                              AVANT! AND FRONTLINE

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1995
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)



                                                                       PRO
                                                                      FORMA
                                           AVANT!   FRONT LINE       COMBINED
                                         ---------  ----------       ---------


Revenue:
   Software.............................   $36,796      $1,275         $38,071
   Services and other...................     9,579          --           9,579
                                         ---------  ----------       ---------
      Total revenue.....................    46,375       1,275          47,650
                                         ---------  ----------       ---------
Costs and expenses:
   Costs of software....................       979          98           1,077
   Costs of services and other..........     3,410          --           3,410
   Selling and marketing................    15,277         493          15,770
   Research and development.............     9,981         695          10,676
   General and administrative...........     4,395          47           4,422
                                         ---------  ----------       ---------
      Total operating expenses..........    34,042       1,333          35,375
                                         ---------  ----------       ---------
      Income (loss) from operations.....    12,333         (58)         12,275
Other income, net.......................     1,767          18           1,785
                                         ---------  ----------       ---------
      Income (loss) before income taxes.    14,100         (40)         14,060
Provision for income taxes(5)...........     4,846          --           4,846
                                         ---------  ----------       ---------
      Net income (loss).................    $9,254        $(40)         $9,214
                                         ---------  ----------       ---------
                                         ---------  ----------       ---------
Net income per share....................   $  0.42    $  (0.01)        $  0.39
                                         ---------  ----------       ---------
                                         ---------  ----------       ---------
Weighted average shares outstanding.....    22,000       5,247          23,805
                                         ---------  ----------       ---------
                                         ---------  ----------       ---------

   See accompanying notes to unaudited pro forma condensed combined financial statements.

                              AVANT! AND FRONTLINE

          UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENTS OF INCOME

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1996
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)


                                                                        PRO
                                                       FRONT           FORMA
                                           AVANT!      LINE           COMBINED
                                         ---------  ----------       ----------

Revenue:
   Software............................    $55,681      $4,349         $60,030
   Services and other..................     17,263          --          17,263
                                         ---------  ----------       ---------
      Total revenue....................     72,944       4,349          77,293
                                         ---------  ----------       ---------
Costs and expenses:
   Costs of software...................      1,624         178           1,802
   Costs of services and other.........      5,383          --           5,383
   Acquisition of technology...........        300          --             300
   Selling and marketing...............     20,502       1,676          22,178
   Research and development............     13,504       1,629          15,133
   General and administrative..........     10,211         398          10,609
   Merger expense......................        920          --           1,220
                                         ---------  ----------       ---------
      Total operating expenses.........     52,444        3,88         156,325
                                         ---------  ----------       ---------
      Income from operations...........     20,500         468          20,968
                                         ---------  ----------       ---------
Other income, net......................      3,108          (8)          3,100
                                         ---------  ----------       ---------
      Income before income taxes.......     23,608         460          24,068
                                         ---------  ----------       ---------
Provision for income taxes.............      8,544         250           8,794
                                         ---------  ----------       ---------
      Net income.......................    $15,064        $210         $15,274
                                         ---------  ----------       ---------
                                         ---------  ----------       ---------
Net income per share...................   $   0.62   $    0.03        $   0.57
                                         ---------  ----------       ---------
                                         ---------  ----------       ---------
Weighted average shares outstanding....     24,476       6,126          26,608
                                         ---------  ----------       ---------
                                         ---------  ----------       ---------


   See accompanying notes to unaudited pro forma condensed combined financial statements.

                              AVANT! AND FRONTLINE

      NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

(1) BASIS OF PRESENTATION

     The Avant! and FrontLine statements of income for each of the years in the three years ended December 31, 1995 and for each of the nine month periods ended September 30, 1995 and 1996 have been combined. The balance sheets for Avant! and FrontLine have been combined as of September 30, 1996. The unaudited pro forma condensed combined financial statements, including the notes thereto, should be read in conjunction with the supplemental consolidated financial statements of Avant! included elsewhere herein and the historical financial statements of FrontLine not included herein. The supplemental consolidated financial statements of Avant! give retroactive recognition to the acquisition of Anagram, Inc. and Meta-Software, Inc., each of which have been accounted for as poolings of interests.

     No adjustments have been made to conform the accounting policies of the combining companies. The nature and extent of such adjustments, if any, will be based upon further study and analysis and are not expected to be significant.


(2) UNAUDITED PRO FORMA COMBINED NET INCOME PER SHARE

     The unaudited pro forma condensed combined statements of income for Avant! and FrontLine have been prepared as if the merger was completed at the beginning of the earliest period presented. The unaudited pro forma combined net income per share is based on the combined weighted average number of common and common equivalent shares of Avant! (giving retroactive recognition to the acquisition of Anagram, Inc. and Meta-Software, Inc., each of which have been accounted for as poolings of interests) and FrontLine Capital Stock for each period, based upon an exchange ratio of 0.35 shares of Avant! Common Stock for each outstanding share of FrontLine Capital Stock and each share of FrontLine Capital Stock issuable upon exercise of FrontLine Stock Options.


(3) PRO FORMA UNAUDITED COMBINED SHARES OUTSTANDING

     These unaudited pro forma condensed combined financial statements reflect the exchange of 2,222,222 shares of Avant! Common Stock for all the outstanding shares of FrontLine Capital Stock (5,223,738 at October 31, 1996) and each share of FrontLine Capital Stock issuable upon exercise of FrontLine Stock Options (1,088,500 at October 31, 1996) resulting in an exchange ratio of 0.35 shares of Avant! Common Stock for each outstanding share of FrontLine Capital Stock.

     The following table details the pro forma share issuances (as of September 30, 1996) in connection with the Merger:



                                                                                        AVANT!
                                                                                        COMMON
                                                      SHARES            ESTIMATED       SHARES
                                                   OUTSTANDING          EXCHANGE      OUTSTANDING
                                                  (IN THOUSANDS)          RATIO      (IN THOUSANDS)         %
                                                  --------------        ---------    --------------      -------
Avant! shares outstanding as of
     September 30, 1996 (giving
     retroactive recognition to the
     Anagram and Meta acquisitions,
     each of which have been accounted
     for as poolings of interests)............                                              22,899           93%
FrontLine shares outstanding as of
     September 30, 1996.......................         5,224               0.35              1,828            7%
Number of shares of Avant! Common
     Stock outstanding after completion
     of the Merger............................                                              24,727       100.00%
                                                                                     --------------      -------
                                                                                     --------------      -------



          The actual exchange ratio will be determined at the effective time of the merger based on the number of fully-diluted shares of FrontLine Capital Stock then outstanding.

(4) TRANSACTION COSTS AND MERGER RELATED EXPENSES

     Avant! and FrontLine estimate they will incur direct transaction costs and merger-related integration expenses of approximately $7.6 million associated with the Merger, the Anagram Acquisition, the Meta Acquisition and the FrontLine Acquisition consisting of transaction fees for investment bankers, attorneys, accountants, financial printing, shareholder meetings, severance costs, charges for duplicate facilities, and certain other related costs. As of September 30, 1996, $920,000 of costs related to the Anagram Acquistion had been incurred. The remaining estimated transaction costs will be charged to operations during the quarter ending December 31, 1996.

     The unaudited pro forma condensed combined balance sheet gives effect to estimated direct transaction costs and merger-related integration expenses as if such costs and expenses had been incurred as of September 30, 1996. These costs and expenses are not reflected in the unaudited pro forma condensed combined statements of income.


(5) PROVISION FOR INCOME TAXES

     The provision for income taxes for Meta is on a pro forma basis for 1993, 1994, and 1995, reflecting a tax expense that would have been reported if Meta had been a C Corporation during those periods. See Note 6 of Notes to Avant! supplemental consolidated financial statements. In 1993 and 1994 pro forma adjustments were made to recognized deferred tax assets relating to FrontLine, as management believes it is more likely than not, on a consolidated basis, that such assets will be realizable. The balance sheet as of September 30, 1996 reflects the cummulative pro forma adjustments to recognize such deferred tax assets, with a corresponding credit to retained earnings.


(6) SHAREHOLDER EQUITY

     A pro forma adjustment has been made to reflect the capital structure of the combined company based on the par value of the common stock to be issued in the Merger.